UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2017

DXC TECHNOLOGY COMPANY

(Exact name of Registrant as specified in its charter)

Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard
Tysons, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 245-9675

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for

complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

DXC Senior Floating Rate Notes Offering.

On August 17, 2017, DXC Technology Company (the “Company”) completed its previously announced offering of $650,000,000 aggregate principal amount of its Senior Floating Rate Notes due 2021 (the “Notes”). The offering was made through an underwriting syndicate led by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole active bookrunner and as representative of the underwriters.

The Notes were offered and sold pursuant to an underwriting agreement (the “Underwriting Agreement”) dated August 14, 2017 between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein, under the Company’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-219941), filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2017. The Company has filed with the SEC a prospectus supplement, dated August 14, 2017, together with the accompanying prospectus, dated August 14, 2017, relating to the offer and sale of the Notes.

The Notes are governed by the terms of an indenture (the “Base Indenture”), dated as of March 27, 2017, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a fourth supplemental indenture (the “Fourth Supplemental Indenture”), dated as of August 17, 2017, between the Company and the Trustee. In connection with the closing of the offering of the Notes, the Company entered into a calculation agency agreement, dated as of August 17, 2017, with U.S. Bank National Association, as calculation agent (the “Calculation Agency Agreement”).

The foregoing description of the Underwriting Agreement, Calculation Agency Agreement and Fourth Supplemental Indenture does not constitute a complete summary of these documents and is qualified by reference in its entirety to the full text of the Underwriting Agreement, Calculation Agency Agreement and Fourth Supplemental Indenture which are filed herewith as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated August 14, 2017, between DXC Technology Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein.

4.1	Calculation Agency Agreement, dated as of August 17, 2017, between DXC Technology Company and U.S. Bank National Association, as calculation agent.

4.2	Fourth Supplemental Indenture, dated August 17, 2017, between DXC Technology Company and U.S. Bank National Association, as trustee.

4.3	Form of DXC Technology Company’s Senior Floating Rate Notes due 2021 (included in Exhibit 4.2).

5.1	Opinion of Davis Polk & Wardwell LLP as to the validity of the Senior Floating Rate Notes due 2021.

5.2	Opinion of Woodburn and Wedge as to the validity of the Senior Floating Rate Notes due 2021.

23.1	Consent of Davis Polk & Wardwell, LLP (included as part of Exhibit 5.1).

23.2	Consent of Woodburn and Wedge (included as part of Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

DXC TECHNOLOGY COMPANY

Dated: August 17, 2017	By:	/s/ Paul N. Saleh
Paul N. Saleh
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated August 14, 2017, between DXC Technology Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein.

4.1	Calculation Agency Agreement, dated as of August 17, 2017, between DXC Technology Company and U.S. Bank National Association, as calculation agent.

4.2	Fourth Supplemental Indenture, dated August 17, 2017, between DXC Technology Company and U.S. Bank National Association, as trustee.

4.3	Form of DXC Technology Company’s Senior Floating Rate Notes due 2021 (included in Exhibit 4.2).

5.1	Opinion of Davis Polk & Wardwell LLP as to the validity of the Senior Floating Rate Notes due 2021.

5.2	Opinion of Woodburn and Wedge as to the validity of the Senior Floating Rate Notes due 2021.

23.1	Consent of Davis Polk & Wardwell, LLP (included as part of Exhibit 5.1).

23.2	Consent of Woodburn and Wedge (included as part of Exhibit 5.2).